Standard & Poor's J.J. Kenny    Frank A. Ciccotto, Jr.
65 Broadway                     Senior Vice President and
New York, NY  10006-2551        General Manager
Tel  212 770 4417 Office        Evaluation Department
     212 770 4422 Desk
Fax  212 797 8681
frank_ciccotto@mcgraw-hill.com      Standard & Poor's
                                         A Division of The McGraw-Hill Companies







April 30, 1999



Reich & Tang Distributors, Inc.
600 Fifth Avenue
New York, NY 10020


Gruntal & Co., L.L.C.
14 Wall Street
New York, NY 10005


                     Re:  Insured Municipal Securities Trust,
                          New York Navigator Insured Series 13
                          and New Jersey Navigator Insured Series 9

Gentlemen:

         We have examined the post-effective Amendment to the Registration Statement File No. 33-56918 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

         In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

         You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                             Sincerely,



                                             /s/ Frank A. Ciccotto
                                             -----------------------------
                                             Frank A. Ciccotto


FAC/trh

Standard & Poor's J.J. Kenny    Frank A. Ciccotto, Jr.
65 Broadway                     Senior Vice President and
New York, NY  10006-2551        General Manager
Tel  212 770 4417 Office        Evaluation Department
     212 770 4422 Desk
Fax  212 797 8681
frank_ciccotto@mcgraw-hill.com      Standard & Poor's
                                         A Division of The McGraw-Hill Companies







April 30, 1999


Reich & Tang Distributors, Inc.
600 Fifth Avenue
New York, NY 10020


Gruntal & Co., L.L.C.
14 Wall Street
New York, NY 10005


                         Re:  Insured Municipal Securities Trust,
                              Series 31, New York Navigator Insured Series 14 and New Jersey Navigator Insured Series 10
                              --------------------------------------------------
Gentlemen:

         We have examined the post-effective Amendment to the Registration Statement File No. 33-60604 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

         In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

         You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                             Sincerely,



                                             /s/ Frank A. Ciccotto
                                             ------------------------------
                                             Frank A. Ciccotto


FAC/trh

Standard & Poor's J.J. Kenny    Frank A. Ciccotto, Jr.
65 Broadway                     Senior Vice President and
New York, NY  10006-2551        General Manager
Tel  212 770 4417 Office        Evaluation Department
     212 770 4422 Desk
Fax  212 797 8681
frank_ciccotto@mcgraw-hill.com      Standard & Poor's
                                         A Division of The McGraw-Hill Companies






April 30, 1999


Reich & Tang Distributors, Inc.
600 Fifth Avenue
New York, NY 10020


Gruntal & Co., L.L.C.
14 Wall Street
New York, NY 10005

                     Re:  Insured Municipal Securities Trust,
                          Series 32, New York Navigator Insured Series 16
                          and New Jersey Navigator Insured Series 12
                          ------------------------------------------------------

Gentlemen:

         We have examined the post-effective Amendment to the Registration Statement File No. 33-52397 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

         In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

         You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                            Sincerely,



                                            /s/ Frank A. Ciccotto
                                            ---------------------------------
                                            Frank A. Ciccotto


FAC/trh

Standard & Poor's J.J. Kenny    Frank A. Ciccotto, Jr.
65 Broadway                     Senior Vice President and
New York, NY  10006-2551        General Manager
Tel  212 770 4417 Office        Evaluation Department
     212 770 4422 Desk
Fax  212 797 8681
frank_ciccotto@mcgraw-hill.com      Standard & Poor's
                                         A Division of The McGraw-Hill Companies







April 30, 1999


Reich & Tang Distributors, Inc.
600 Fifth Avenue
New York, NY 10020


Gruntal & Co., L.L.C.
14 Wall Street
New York, NY 10005

                       Re:       Insured Municipal Securities Trust,
                                 Series 33, New York Navigator Insured Series 17 and New Jersey Navigator Insured Series 13
                                 -----------------------------------------------

Gentlemen:

         We have examined the post-effective Amendment to the Registration Statement File No. 33-58167 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

         In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

         You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                                     Sincerely,




                                                     /s/ Frank A. Ciccotto
                                                     ---------------------------
                                                     Frank A. Ciccotto



FAC/trh